EXHIBIT 10.7

                           NOTE MODIFICATION AGREEMENT

         THIS NOTE MODIFICATION AGREEMENT (the "Agreement") is made as of this 14th day of February, 2001, by and among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC., a Delaware corporation (formerly known as AVS/Kratz-Wilde Machine Company ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC., an Arizona corporation (formerly known as Apex Manufacturing, Inc.) ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), (each also known individually as a "Borrower" and collectively as the "Borrowers"), and CITICORP USA, INC., a Delaware corporation ("CUSA").

                              PRELIMINARY STATEMENT

         A. The Borrowers are joint and several obligors on that certain Amended and Restated Term Loan Note, dated May 31, 2000, (the "Supplemental Term Loan Note"), executed by the Borrowers and made payable to the order of CUSA. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Supplemental Term Loan Note.

         B. The Borrowers have agreed to modify the Supplemental Term Loan Note to delete the Maturity Date stated therein and substitute an amortization schedule therefor.

         NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions herein, the parties hereto agree as follows:

         1. The Maturity Date set forth in the Supplemental Term Loan Note shall be deleted and each of the Borrowers hereby expressly jointly and severally promises to pay the principal amount of the indebtedness evidenced by the Supplemental Term Loan Note in thirteen (13) equal monthly installments in the amount of Five Hundred Thousand Dollars and No Cents ($500,000.00) each commencing on June 14, 2001 and continuing on the 14th day of each calendar month thereafter through June 14, 2002 and one (1) final installment in the amount of Nine Million Dollars and No Cents ($9,000,000.00) on July 31, 2002. Notwithstanding the foregoing, in the event the Borrowers are prohibited from making any principal installment as and when set forth above as a result of the provisions of Section 10.19 of the Credit Agreement, the Borrowers (a) shall make such portion of the applicable installment payment, if any, which would be permitted under the terms of such Section 10.19 on the due date therefor and (b) the amount of the immediately succeeding installment shall be increased by the portion of such applicable installment which is not paid when due under the stated amortization scheduled set forth above.

Note Modification Agreement

         2. It is expressly understood and agreed by the parties hereto that this Agreement merely modifies the payment date for the principal amount of the indebtedness evidenced by the Supplemental Term Loan Note as set forth therein, is not payment for Supplemental Term Loan Note, and is in no way to constitute a novation of the Supplemental Term Loan Note. Except as expressly provided herein, all terms and provisions of the Supplemental Term Loan Note shall remain and continue in full force and effect.

         3. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         4. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date and year first above written.


AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


AVS/M-2, INC.                               WHITEHALL CORPORATION

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------

Note Modification Agreement                                     Signature Page 1

AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


TIMCO ENGINE CENTER, INC.                   AVIATION SALES LEASING COMPANY

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


Acknowledged as of the 14th
day of February, 2001


CITICORP USA, INC.

By: /s/
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Note Modification Agreement                                     Signature Page 2

The terms and conditions of the aforesaid Note Modification Agreement are hereby acknowledged and accepted by each of the undersigned guarantors of the payment and performance of the Supplemental Term Loan Note and each such guarantor hereby reaffirms its guarantee of payment and performance of the aforesaid Supplemental Term Loan Note and represents and warrants that no consents, approvals or waivers with respect to the agreements set forth above, which have not been obtained, are required under the terms of the undersigneds' respective material contractual obligations.

AVS/M-1, INC.                               AVIATION SALES PROPERTY
                                            MANAGEMENT CORP.

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


AVIATION SALES FINANCE COMPANY              AERO HUSHKIT CORPORATION

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


TIMCO ENGINEERED SYSTEMS, INC.              HYDROSCIENCE, INC.

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------


AVIATION SALES MAINTENANCE, REPAIR          AVIATION SALES SPS I, INC.
& OVERHAUL COMPANY

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------

Note Modification Agreement                                     Signature Page 3

AVIATION SALES COMPANY                      AVSRE, L.P.
                                            by Aviation Sales Property
                                              Management Corp., as
                                              General Partner

By: /s/                                     By: /s/
   ------------------------------              ------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------
Title:                                      Title:
      ---------------------------                 ---------------------------

Note Modification Agreement                                     Signature Page 4